Exhibit 21.1

METLIFE, INC.
As of 12/31/23

Wholly-Owned Active Subsidiaries1

1. 150 NORTH RIVERSIDE PE MEMBER, LLC (DE)
2. 23RD STREET INVESTMENTS, INC. (DE)
3. 500 GRANT STREET ASSOCIATES LIMITED PARTNERSHIP (CT)
4. 500 GRANT STREET GP LLC (DE)
5. 1201 TAB MANAGER, LLC (DE)
6. 1350 EYE STREET MANAGER LLC (DE
7. 1350 EYE STREET OWNER LLC (DE)
8. 6104 HOLLYWOOD, LLC (DE)
9. 10700 WILSHIRE, LLC (DE)
10. AFFIRMATIVE INVESTMENT MANAGEMENT AUSTRALIA PTY LTD (AUSTRALIA)
11. AFFIRMATIVE INVESTMENT MANAGEMENT JAPAN K.K. (JAPAN)
12. AFFIRMATIVE INVESTMENT MANAGEMENT PARTNERS LTD (UK)
13. AFFIRMATIVE INVESTMENT MANAGEMENT US LTD (NH)
14. AFP GENESIS ADMINISTRADORA DE FONDOS Y FIDECOMISOS S.A. (ECUADOR)
15. AGENVITA S.R.L. (ITALY)
16. ALICO HELLAS SINGLE MEMBER LIMITED LIABILITY COMPANY (GREECE)
17. ALICO OPERATIONS, LLC (DE)
18. AMERICAN LIFE INSURANCE COMPANY (DE)
19. BLOCK VISION OF TEXAS, INC. (TX)
20. BORDERLAND INVESTMENTS LIMITED (DE)
21. BOULEVARD RESIDENTIAL, LLC (DE)
22. CC HOLDCO MANAGER, LLC (DE)
23. CHESTNUT FLATS WIND, LLC (DE)
24. COMPANIA INVERSORA METLIFE S.A. (ARGENTINA)
25. COMMONWEALTH ML MANAGER LLC (DE)
26. CORPORATE REAL ESTATE HOLDINGS, LLC (DE)
27. COVA LIFE MANAGEMENT COMPANY (DE)
28. CLOSED JOINT-STOCK COMPANY MASTER-D (RUSSIA)
29. CW PROPERTY MANAGER LLC (DE)
30. DAVIS VISION, INC. (NY)
31. DAVISVISION IPA, INC. (NY)
32. DELAWARE AMERICAN LIFE INSURANCE COMPANY (DE)
33. EURO CL INVESTMENTS, LLC (DE)
1 Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

34. EXCELENCIA OPERATIVA Y TECNOLOGICA, S.A DE C.V. (MEXICO)
35. FORTISSIMO CO., LTD (JAPAN)
36. FUNDACION METLIFE MEXICO, A.C. (MEXICO)
37. GLOBAL PROPERTIES, INC. (DE)
38. GV VENTURE MANAGER LLC (DE)
39. HASKELL EAST VILLAGE, LLC (DE)
40. HAMPDEN SQUARE MANAGER, LLC (DE)
41. HD OWNER LLC (DE)
42. HOUSING FUND MANAGER, LLC (DE)
43. INTERNATIONAL TECHNICAL AND ADVISORY SERVICES LIMITED (DE)
44. INVERSIONES METLIFE HOLDCO DOS LIMITADA (CHILE)
45. INVERSIONES METLIFE HOLDCO TRES LIMITADA (CHILE)
46. LHC HOLDINGS (US) LLC (DE)
47. LHCW HOLDINGS (US) LLC (DE)
48. LHCW HOTEL HOLDING LLC (DE)
49. LHCW HOTEL HOLDING (2002) LLC (DE)
50. LHCW HOTEL OPERATING COMPANY (2002) LLC (DE)
51. MAG MANAGER LLC (DE)
52. MAV 1 (DE)
53. MAV TRUST HOLDINGS LLC (DE)
54. MC PORTFOLIO JV MEMBER, LLC (DE)
55. MCJV, LLC (DE)
56. MCP BLOCK 23 RESIDENTIAL OWNER, LLC
57. MCPP OWNERS, LLC (DE)
58. MCRE BLOCK 40, LP
59. MET 1065 HOTEL, LLC (DE)
60. MET CANADA SOLAR ULC (CANADA)
61. METLIFE 425 MKT MANAGER, LLC
62. METLIFE 425 MKT MEMBER, LLC (DE)
63. METLIFE 555 12TH MEMBER, LLC (DE)
64. METLIFE 8280 MEMBER, LLC (DE)
65. METLIFE 1007 STEWART, LLC (DE)
66. METLIFE 1201 TAB MEMBER, LLC (DE)
67. METLIFE ACOMA OWNER, LLC (DE)
68. METLIFE ADMINISTRADORA DE FUNDOS MULTIPATROCINADOS LTDA. (BRAZIL)
69. METLIFE ALTERNATIVES GP, LLC (DE)
70. METLIFE ASHTON AUSTIN OWNER, LLC (DE)
71. METLIFE ASIA HOLDING COMPANY PTE. LTD. (SINGAPORE)
72. METLIFE ASIA LIMITED (HONG KONG)
73. METLIFE ASIA SERVICES SDN. BHD (MALASYA)
74. METLIFE ASSET MANAGEMENT CORP. (JAPAN)
75. METLIFE ASSIGNMENT COMPANY, INC. (DE)
76. METLIFE BORO STATION MEMBER, LLC (DE)

77. METLIFE CAMINO RAMON MEMBER, LLC (DE)
78. METLIFE CAMPUS AT SGV MEMBER, LLC (DE)
79. METLIFE CAPITAL CREDIT L.P. (DE)
80. METLIFE CAPITAL TRUST IV (DE)
81. METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)
82. METLIFE CC MEMBER, LLC (DE)
83. METLIFE CHILE ADMINISTRADORA DE MUTUOS HIPOTECARIOS S.A. (CHILE)
84. METLIFE CHILE INVERSIONES LIMITADA (CHILE)
85. METLIFE CHILE SEGUROS DE VIDA S.A. (CHILE)
86. METLIFE CHILE SEGUROS GENERALES S.A. (CHILE)
87. METLIFE CHINO MEMBER, LLC (DE)
88. METLIFE COLOMBIA SEGUROS DE VIDA S.A. (COLOMBIA)
89. METLIFE CONSUMER SERVICES, INC. (DE)
90. METLIFE COMMERCIAL MORTGAGE INCOME FUND GP, LLC (DE)
91. METLIFE CONSQUARE MEMBER, LLC (DE)
92. METLIFE CORE PROPERTY FUND GP, LLC (DE)
93. METLIFE CREDIT CORP.(DE)
94. METLIFE ENHANCED CORE PROPERTY FUND GP, LLC (DE)
95. METLIFE EU HOLDING COMPANY LIMITED (IRELAND)
96. METLIFE EUROPE INSURANCE D.A.C.(IRELAND)
97. METLIFE EUROPE D.A.C. (IRELAND)
98. METLIFE EUROPE SERVICES LIMITED (IRELAND)
99. METLIFE EUROPEAN HOLDINGS, LLC. (DE)
100. METLIFE FINANCIAL SERVICES, CO., LTD (SOUTH KOREA)
101. METLIFE FM HOTEL MEMBER, LLC (DE)
102. METLIFE FUNDING, INC. (DE)
103. METLIFE GENERAL INSURANCE LIMITED (AUSTRALIA)
104. METLIFE GLOBAL, INC. (DE)
105. METLIFE GLOBAL BENEFITS, LTD. (CAYMAN ISLANDS)
106. METLIFE GLOBAL HOLDING COMPANY I GMBH (SWISS I) (SWITZERLAND)
107. METLIFE GLOBAL HOLDING COMPANY II GMBH (SWISS II) (SWITZERLAND)
108. METLIFE GLOBAL HOLDINGS CORPORATION S.A. DE C.V.(IRELAND)
109. METLIFE GLOBAL OPERATIONS SUPPORT CENTER PRIVATE LIMITED (INDIA)
110. METLIFE GROUP, INC. (NY)
111. METLIFE GV OWNER LLC (DE)
112. METLIFE HCMJV 1 GP, LLC (DE)
113. METLIFE HCMJV 1 LP, LLC (DE)
114. METLIFE HEALTH PLANS, INC. (DE)
115. METLIFE HOLDINGS, INC. (DE)
116. METLIFE HOME LOANS, LLC (DE)
117. METLIFE INNOVATION CENTRE LIMITED (IRELAND)
118. METLIFE INNOVATION CENTRE PTE. LTD. (SINGAPORE)
119. METLIFE INSURANCE AND INVESTMENT TRUST (AUSTRALIA)

120. METLIFE INSURANCE BROKERAGE, INC. (NY)
121. METLIFE INSURANCE COMPANY OF KOREA, LTD. (REPUBLIC OF KOREA)
122. METLIFE INSURANCE K.K. (JAPAN)
123. METLIFE INSURANCE LIMITED (AUSTRALIA)
124. METLIFE INTERNATIONAL HF PARTNERS, LP (CAYMAN ISLANDS)
125. METLIFE INTERNATIONAL HOLDINGS, LLC (DE)
126. METLIFE INTERNATIONAL LIMITED, LLC (DE)
127. METLIFE INTERNATIONAL PE FUND III, LP (CAYMAN ISLANDS)
128. METLIFE INTERNATIONAL PE FUND IV, LP (CAYMAN ISLANDS)
129. METLIFE INTERNATIONAL PE FUND V, LP (CAYMAN ISLANDS)
130. METLIFE INTERNATIONAL PE FUND VI, LP (CAYMAN ISLANDS)
131. METLIFE INTERNATIONAL PE FUND VII, LP (CAYMAN ISLANDS)
132. METLIFE INTERNATIONAL PE FUND VIII, LP (CAYMAN ISLANDS)
133. METLIFE INVESTMENT MANAGEMENT, LLC (DE)
134. METLIFE INVESTMENT MANAGEMENT EUROPE LIMITED (IRELAND)
135. METLIFE INVESTMENT MANAGEMENT HOLDINGS (IRELAND) LIMITED (IRELAND)
136. METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)
137. METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)
138. METLIFE INVESTMENT MANAGEMENT HOLDINGS, LLC (DE)
139. METLIFE INVESTMENT MANAGEMENT LIMITED (UNITED KINGDOM)
140. METLIFE INVESTMENTS PTY LIMITED (AUSTRALIA)
141. METLIFE INVESTMENTS SECURITIES, LLC (DE)
142. METLIFE INVESTORS DISTRIBUTION COMPANY (MO)
143. METLIFE INVESTORS GROUP, LLC (DE)
144. METLIFE IRELAND TREASURY D.A.C. (IRELAND)
145. METLIFE JAPAN GHV (HOTEL) FUND LP (DE)
146. METLIFE JAPAN GMV (MALL) FUND LP (DE)
147. METLIFE JAPAN GV GP LLC (DE)
148. METLIFE JAPAN OWNER (BLOCKER) LLC (DE)
149. METLIFE JAPAN US EQUITY FUND GP LLC (DE)
150. METLIFE JAPAN US EQUITY FUND LP (DE)
151. METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE)
152. METLIFE JAPAN US EQUITY OWNERS LLC (DE)
153. METLIFE JAPAN WATER TOWER FUND LP (DE)
154. METLIFE JAPAN WATER TOWER GP LLC (DE)
155. METLIFE JAPAN WATER TOWER OWNER (BLOCKER) LLC (DE)
156. METLIFE LATIN AMERICA ASESORIAS E INVERSIONES LIMITADA (CHILE)
157. METLIFE LEGAL PLANS, INC. (DE)
158. METLIFE LEGAL PLANS OF FLORIDA, INC. (FL)
159. METLIFE LHH MEMBER, LLC (DE)
160. METLIFE LOAN ASSET MANAGEMENT LLC (DE)
161. METLIFE LONG SHORT CREDIT FUND, LP (DE)
162. METLIFE LONG SHORT CREDIT MASTER FUND, LP (DE)

163. METLIFE LONG SHORT CREDIT PARALLEL FUND, LP (CAYMAN ISLANDS)
164. METLIFE MAS, S.A. DE C.V. (MEXICO)
165. METLIFE MEXICO HOLDINGS, S. DE R.L. DE C.V. (MEXICO)
166. METLIFE MEXICO S.A. DE C.V. (MEXICO)
167. METLIFE MEXICO SERVICIOS, S.A. DE C.V. (MEXICO)
168. METLIFE MIDDLE MARKET PRIVATE DEBT GP, LLC (DE)
169. METLIFE MIDDLE MARKET PRIVATE DEBT GP II, LLC (DE)
170. METLIFE MIDDLE MARKET PRIVATE DEBT PARALLEL GP, LLC (DE)
171. METLIFE MIDDLE MARKET PRIVATE DEBT PARALLEL FUND, LP (CAYMAN ISLANDS)
172. METLIFE MMPD II SPECIAL, LLC (DE)
173. METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)
174. METLIFE NEXT GEN VENTURES, LLC (DE)
175. METLIFE OBS MEMBER, LLC (DE)
176. METLIFE OFC MEMBER, LLC (DE)
177. METLIFE ONTARIO STREET MEMBR, LLC (DE)
178. METLIFE PARK TOWER MEMBER, LLC (DE)
179. METLIFE PENSIONES MEXICO S.A. (MEXICO)
180. METLIFE PENSION TRUSTEES LIMITED (UK)
181. METLIFE PET INSURANCE SOLUTIONS LLC (KY)
182. METLIFE PLANOS ODONTOLOGICOS LTDA. (BRAZIL)
183. METLIFE PRIVATE EQUITY HOLDINGS, LLC (DE)
184. METLIFE PROPERTIES VENTURES, LLC (DE)
185. METLIFE RC SF MEMBER, LLC (DE)
186. METLIFE REAL ESTATE LENDING LLC (DE)
187. METLIFE REINSURANCE COMPANY OF BERMUDA LTD. (BERMUDA)
188. METLIFE REINSURANCE COMPANY OF CHARLESTON (SC)
189. METLIFE REINSURANCE COMPANY OF VERMONT (VT)
190. METLIFE REINSURANCE COMPANY OF HAMILTON, LTD. (BERMUDA)
191. METLIFE RETIREMENT SERVICES LLC (NJ)
192. METLIFE SECURITIZATION DEPOSITOR LLC (DE)
193. METLIFE SEGUROS S.A. (URUGUAY)
194. METLIFE SENIOR DIRECT LENDING FINCO, LLC (DE)
195. METLIFE SENIOR DIRECT LENDING FUND II, LP (DE)
196. METLIFE SENIOR DIRECT LENDING GP, LLC (DE)
197. METLIFE SENIOR DIRECT LENDING GP II, LLC (DE)
198. METLIFE SENIOR DIRECT LENDING HOLDINGS, LP (DE)
199. METLIFE SERVICES AND SOLUTIONS, LLC (DE)
200. METLIFE SERVICES CYPRUS LTD. (CYPRUS)
201. METLIFE SERVICES EAST PRIVATE LIMITED (INDIA)
202. METLIFE SERVICES EEIG (IRELAND)
203. METLIFE SERVICES EOOD (BULGARIA)
204. METLIFE SERVICES PTY. LIMITED (AUSTRALIA)

205. METLIFE SERVICES, SOCIEDAD LIMITADA (SPAIN)
206. METLIFE SERVICIOS S.A. (ARGENTINA)
207. METLIFE SINGLE FAMILY RENTAL FUND GP, LLC (DE)
208. METLIFE SINGLE FAMILY RENTAL FUND, LP (DE)
209. METLIFE SINGLE FAMILY RENTAL FEEDER A, LP (DE)
210. METLIFE SINGLE FAMILY RENTAL FEEDER J, LLC (DE)
211. METLIFE SINGLE FAMILY RENTAL HOLDINGS A, LP (DE)
212. METLIFE SOLUTIONS PTE. LTD. (SINGAPORE)
213. METLIFE SOLUTIONS S.A.S. (FRANCE)
214. METLIFE SP HOLDINGS, LLC (DE)
215. METLIFE STRATEGIC HOTEL DEBT FUND GP, LLC (DE)
216. METLIFE THR INVESTOR, LLC (DE)
217. METLIFE TOWER RESOURCES GROUP, INC. (DE)
218. METLIFE UK LIMITED (UK)
219. METLIFE UK MANAGEMENT COMPANY LIMITED (UK)
220. METLIFE WATER TOWER OWNER LLC (DE)
221. METLIFE WORLDWIDE HOLDINGS, LLC (DE)
222. METROPOLITAN GENERAL INSURANCE COMPANY (RI)
223. METROPOLITAN GLOBAL MANAGEMENT, LLC (IRELAND)
224. METROPOLITAN LIFE INSURANCE COMPANY (NY)
225. METROPOLITAN LIFE SEGUROS E PREVIDÊNCIA PRIVADA S.A. (BRAZIL)
226. METROPOLITAN LIFE SOCIETATE DE ADMINISTRARE A UNUI FOND DE PENSII ADMINISTRAT PRIVAT S.A. (ROMANIA)
227. METROPOLITAN TOWER LIFE INSURANCE COMPANY (NE)
228. METROPOLITAN TOWER REALTY COMPANY, INC. (DE)
229. MEX DF PROPERTIES, LLC (DE)
230. MIDTOWN HEIGHTS, LLC (DE)
231. MIM I LLC (PA)
232. MIM ALDER AVENUE INDUSTRIAL MANAGER, LLC (DE)
233. MIM CAMPUS AT SGV MANAGER, LLC (DE)
234. MIM CLAL GENERAL PARTNER, LLC (DE)
235. MIM CLAL GENERAL PARTNER 2.0, LLC (DE)
236. MIM CM SYNDICATOR LLC (DE)
237. MIM COOPERATIVE MANAGER, LLC (DE)
238. MIM EMD GP, LLC (DE)
239. MIM INTERSECT MANAGER, LLC (DE)
240. MIM LS GP, LLC (DE)
241. MIM METWEST INTERNATIONAL MANAGER, LLC (DE)
242. MIM ML-AI VENTURE 5 MANAGER, LLC (DE)
243. MIM OMD MANAGER, LLC (DE)
244. MIM PROPERTY MANAGEMENT, LLC (DE)
245. MIM PROPERTY MANAGEMENT OF GEORGIA 1, LLC (DE)
246. MIM RAUSCH CREEK LOGISTICS CENTER MANAGER I, LLC (DE)

247. MIM RAUSCH CREEK LOGISTICS CENTER MANAGER II, LLC (DE)
248. MIM RINCON MANAGER, LLC (DE)
249. MIM STEEL HOUSE MANAGER, LLC (DE)
250. MIM VALLEY BOULEVARD INDUSTRIAL MANAGER, LLC (DE)
251. MISSOURI REINSURANCE, INC. (CAYMAN ISLANDS)
252. ML 300 THIRD MEMBER LLC (DE)
253. ML 335 8TH PE MEMBER, LLC (DE)
254. ML 610 ZANE MEMBER, LLC (DE)
255. ML CORNER 63 MEMBER, LLC (DE)
256. ML OMD MEMBER, LLC (DE)
257. ML ONE BEDMINSTER, LLC (DE)
258. ML-AI METLIFE MEMBER 2, LLC (DE)
259. ML-AI METLIFE MEMBER 3, LLC (DE)
260. ML-AI METLIFE MEMBER 4, LLC (DE)
261. ML-AI METLIFE MEMBER 5, LLC (DE)
262. ML AG MEMBER LLC (DE)
263. ML ARMATURE MEMBER, LLC (DE)
264. ML BELLEVUE MANAGER, LLC (DE)
265. ML BELLEVUE MEMBER, LLC (DE)
266. ML CLAL MEMBER, LLC (DE)
267. ML CLAL MEMBER 2.0, LLC (DE)
268. ML CERRITOS TC MEMBER, LLC (DE)
269. ML CW MEMBER LLC (DE)
270. ML HS MEMBER, LLC (DE)
271. ML HUDSON MEMBER, LLC (DE)
272. ML MATSON MILLS MEMBER LLC (DE)
273. ML MMIP MEMBER, LLC (DE)
274. ML NAVY YARD MEMBER, LLC (DE)
275. ML PE TERMINAL 106, LLC (DE)
276. ML PORT CHESTER SC MEMBER, LLC (DE)
277. ML SLOAN’S LAKE MEMEBR, LLC (DE)
278. ML SOUTHLANDS MEMBER, LLC (DE)
279. ML TERMINAL 106 MANAGER, LLC (DE)
280. ML VENTURE 1 MANAGER, S. DE R. L. DE C.V. (MEXICO)
281. ML VENTURE 1 SERVICER, LLC (DE)
282. MLIA MANAGER I, LLC (DE)
283. MLIA PARK TOWER MANAGER, LLC (DE)
284. MLIA SBAF MANAGER LLC (DE)
285. ML CAPACITACION COMERCIAL S.A. DE C.V. (MEXICO)
286. ML DOLPHIN GP, LLC (DE)
287. ML DOLPHIN MEZZ, LLC (DE)
288. ML MILILANI MEMBER, LLC (DE)
289. ML SENTINEL SQUARE MEMBER, LLC (DE)

290. ML SOUTHMORE, LLC (DE)
291. ML TERMINAL 106 MEMBER, LLC (DE)
292. ML UNIVERSITY TOWN CENTER MEMBER, LLC (DE)
293. MLIA SBAF COLONY MANAGER LLC (DE)
294. MLIC ASSET HOLDINGS II LLC (DE)
295. ML-URS PORT CHESTER SC MANAGER, LLC (DE)
296. MLIC ASSET HOLDINGS LLC (DE)
297. MLIC CB HOLDINGS LLC (DE)
298. MLJ US FEEDER LLC (DE)
299. ML SWAN GP, LLC (DE)
300. ML SWAN MEZZ, LLC (DE)
301. ML TERRACES, LLC (DE)
302. MM GLOBAL OPERATIONS SUPPORT CENTER, S.A. DE C.V. (MEXICO)
303. MMIP MANAGER, LLC (DE)
304. MMP CEDAR STREET OWNER, LLC (DE)
305. MMP CEDAR STREET REIT, LLC (DE)
306. MMP HOLDINGS III, LLC (DE)
307. MMP OLIVIAN OWNER, LLC (DE)
308. MMP OLIVIAN REIT, LLC (DE)
309. MMP OWNERS III, LLC (DE)
310. MMP OWNERS, LLC (DE)
311. MMP SOUTH PARK OWNER, LLC (DE)
312. MMP SOUTH PARK REIT, LLC (DE)
313. MNQM TRUST 2020 (DE)
314. MREF 425 MKT, LLC (DE)
315. MSFR ACQUISITION, LLC (DE)
316. MSFR JIMMY DELOACH MEMBER, LLC (DE)
317. MSFR MERIDIAN MCCORDSVILLE MEMBER, LLC (DE)
318. MSFR NORTH MAPLE MEMBER, LLC (DE)
319. MSFR SAWDUST MEMBER, LLC (DE)
320. MSHDF HOLDCO I, LLC (DE)
321. MSHDF HOLDCO II, LLC (DE)
322. MSV IRVINE PROPERTY, LLC (DE)
323. MTL GV OWNER LLC (DE)
324. MTL HS MEMBER, LLC (DE)
325. MTL LEASING, LLC (DE)
326. MTU HOTEL OWNER, LLC (DE)
327. NATILOPORTEM HOLDINGS, LLC (DE)
328. NEWBURY INSURANCE COMPANY, LIMITED (DE)
329. OCONEE GOLF COMPANY, LLC (DE)
330. OCONEE HOTEL COMPANY, LLC (DE)
331. OCONEE LAND COMPANY, LLC (DE)
332. OCONEE LAND DEVELOPMENT COMPANY, LLC (DE)

333. OCONEE MARINA COMPANY, LLC (DE)
334. PACIFIC LOGISTICS INDUSTRIAL NORTH, LLC (DE)
335. PACIFIC LOGISTICS INDUSTRIAL SOUTH, LLC (DE)
336. PARK TOWER JV MEMBER, LLC (DE)
337. PARK TOWER REIT, INC. (DE)
338. PJSC METLIFE (UKRAINE)
339. PLAZA DRIVE PROPERTIES, LLC (DE)
340. PREFCO FOURTEEN, LLC (DE)
341. PROVIDA INTERNACIONAL S.A. (CHILE)
342. RAVEN ASSET-BASED OPPORTUNITY FUND IV LP (DE)
343. RAVEN ASSET-BASED OPPORTUNITY FUND III LP (DE)
344. RAVEN ASSET-BASED OPPORTUNITY OFFSHORE FUND III LP (CAYMAN ISLANDS)
345. RAVEN ASSET-BASED OPPORTUNITY OFFSHORE FUND IV LP (CAYMAN ISLANDS)
346. RAVEN ASSET-BASED CREDIT (ONSHORE) FUND II LP (DE)
347. RAVEN ASSET-BASED CREDIT FUND I LP (CAYMAN ISLANDS)
348. RAVEN ASSET-BASED CREDIT FUND II LP (CAYMAN ISLANDS)
349. RAVEN CAPITAL MANAGEMENT, LLC (DE)
350. RAVEN CAPITAL MANAGEMENT GP LLC (DE)
351. RAVEN CAPITAL MANAGEMENT GP II LLC (DE)
352. RAVEN CAPITAL MANAGEMENT GP IV LLC (DE)
353. RAVEN EVERGREEN CREDIT FUND II LP (DE)
354. RAVEN MUSIC OPPORTUNITY FUND LP (DE)
355. RAVEN SENIOR LOAN FUND, LLC (DE)
356. RCM CF II GP LLC (DE)
357. RCM MUSIC GP I LLC (DE)
358. RPM FUND I GP LLC (NY)
359. RPM FUND I LP (NY)
360. RPM FUND II GP LLC (NY)
361. RPM FUND II LP (NY)
362. RPM OFFSHORE FUND II LP (CAYMAN ISLANDS)
363. SAFEGUARD HEALTH PLANS, INC. (CA)
364. SAFEGUARD HEALTH PLANS, INC. (FL)
365. SAFEGUARD HEALTH PLANS, INC. (TX)
366. SAFEGUARD HEALTH ENTERPRISES, INC. (DE)
367. SAFEHEALTH LIFE INSURANCE COMPANY (CA)
368. SOUTHCREEK INDUSTRIAL HOLDINGS, LLC (DE)
369. ST. JAMES FLEET INVESTMENTS TWO LIMITED (CAYMAN ISLANDS)
370. SUPERIOR VISION BENEFIT MANAGEMENT, INC. (NJ)
371. SUPERIOR VISION INSURANCE, INC. (AZ)
372. SUPERIOR VISION OF NEW JERSEY, INC. (NJ)
373. SUPERIOR VISION INSURANCE PLAN OF WISCONSIN, INC. (WI)
374. SUPERIOR VISION SERVICES, INC. (DE)
375. THE BUILDING AT 575 FIFTH AVENUE MEZZANINE LLC (DE)

376. THE BUILDING AT 575 FIFTH RETAIL HOLDING LLC (DE)
377. THE BUILDING AT 575 FIFTH RETAIL OWNER (DE)
378. TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)
379. UVC INDEPENDENT PRACTICE ASSOCIATION, INC. (NY)
380. VERSANT HEALTH CONSOLIDATIONS CORP. (DE)
381. VERSANT HEALTH HOLDCO, INC. (DE)
382. VERSANT HEALTH, INC. (DE)
383. VERSANT HEALTH LAB, LLC (DE)
384. VIRIDIAN MIRACLE MILE, LLC (DE)
385. VISION 21 PHYSICIAN PRACTICE MANAGEMENT COMPANY (FL)
386. VISION TWENTY-ONE MANAGED EYE CARE IPA, INC. (NY)
387. WATER TOWER MANAGER LLC (DE)
388. WFP 1000 HOLDING COMPANY GP, LLC (DE)
389. WHITE OAK ROYALTY COMPANY (OK)
390. WHITE TRACT II, LLC (DE)

METLIFE, INC.
As of 12/31/23

Companies that are not wholly-owned by MetLife, Inc., but which MetLife, Inc. directly or indirectly controls by virtue of its power to direct or cause the direction of such companies’ management and policies, whether through the ownership of voting securities, by contract, or otherwise (or is presumed to control under applicable insurance laws).2

391. 60 11TH STREET, LLC (DE)
392. AFP PROVIDA S.A. (CHILE)
393. ALICO PROPERTIES, INC. (DE)
394. AMMETLIFE INSURANCE BERHAD (MALAYSIA)
395. AMMETLIFE TAKAFUL BERHAD (MALAYSIA)
396. BIDV METLIFE LIFE INSURANCE LIMITED LIABILITY COMPANY (VIETNAM)
397. CENTER AVENUE INDUSTRIAL, LLC (DE)
398. CENTER AVENUE INDUSTRIAL VENTURE, LLC (DE)
399. DES MOINES CREEK BUSINESS PARK PHASE II, LLC (DE)
400. LONG ISLAND SOLAR FARM LLC (DE)
401. MAXIS GBN S.A.S. (FRANCE)
402. MAXIS SERVICES, LLC (DE)
403. MAXIS INSURANCE BROKERAGE SERVICES, INC. (DE)
404. MCMIF HOLDCO I, LLC (DE)
405. MCMIF HOLDCO II, LLC (DE)
406. MCMIF HOLDCO III, LLC (DE)
407. MCMIF HOLDCO IV, LLC (DE)
408. MCMIF TRS II, LLC (DE)
409. MCP 220 YORK, LLC (DE)
410. MCP 1500 MICHAEL, LLC
411. MCP – ENGLISH VILLAGE, LLC (DE)
412. MCP - WELLINGTON, LLC (DE)
413. MCP 2 AMES, LLC (DE)
414. MCP 2 AMES ONE, LLC (DE)
415. MCP 2 AMES OWNER, LLC (DE)
416. MCP 2 AMES TWO, LLC (DE)
417. MCP 7 RIVERWAY, LLC (DE)
418. MCP 38th WEST HIGHLAND, LLC (DE)
419. MCP 50-60 BINNEY, LLC (DE)
420. MCP 93 RED RIVER MEMBER, LLC (DE)
421. MCP 100 CONGRESS MEMBER, LLC (DE)
422. MCP 122 E. SEGO LILLY, LLC (DE)
423. MCP 249 INDUSTRIAL BUSINESS PARK, LLC (DE)
424. MCP 350 ROHLWING, LLC (DE)
2 Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

425. MCP 550 WEST WASHINGTON, LLC (DE)
426. MCP 1900 MCKINNEY, LLC (DE)
427. MCP 22745 & 22755 RELOCATION DRIVE, LLC (DE)
428. MCP 3040 POST OAK, LLC (DE)
429. MCP 9020 MURPHY ROAD, LLC (DE)
430. MCP ALDER AVENUE INDUSTRIAL MEMBER, LLC (DE)
431. MCP ALLEN CREEK MEMBER, LLC (DE)
432. MCP ALLEY24 EAST, LLC (DE)
433. MCP ASHTON SOUTH END, LLC (DE)
434. MCP ASTOR AT OSBORN, LLC (DE)
435. MCP BRADFORD, LLC (DE)
436. MCP BROADSTONE, LLC (DE)
437. MCP BUFORD LOGISTICS CENTER BLDG B, LLC (DE)
438. MCP BURNSIDE MEMBER, LLC (DE)
439. MCP CENTER AVENUE INDUSTRIAL MEMBER, LLC (DE)
440. MCP CLAWITER INNOVATION MEMBER, LLC (DE)
441. MCP COMMON DESK TRS, LLC (DE)
442. MCP DENVER PAVILIONS MEMBER, LLC (DE)
443. MCP DILLON, LLC (DE)
444. MCP DILLON RESIDENTIAL, LLC (DE)
445. MCP ESG TRS, LLC (DE)
446. MCP ENV CHICAGO, LLC (DE)
447. MCP FIFE ENTERPRISE CENTER, LLC (DE)
448. MCP FINANCING, LLC (DE)
449. MCP FRISCO OFFICE, LLC (DE)
450. MCP FRISCO OFFICE TWO, LLC (DE)
451. MCP GATEWAY COMMERCE CENTER 5, LLC (DE)
452. MCP GRAPEVINE, LLC (DE)
453. MCP HH Hotel LB, LLC (DE)
454. MCP HH Hotel TRS LB, LLC (DE)
455. MCP HH Hotel LB Trust (MD)
456. MCP HIGHLAND PARK LENDER, LLC (DE)
457. MCP HUB I, LLC (DE)
458. MCP HUB I PROPERTY, LLC (DE)
459. MCP KEY WEST, LLC (DE)
460. MCP LODGE AT LAKECREST, LLC (DE)
461. MCP LONGHAVEN ESTATES MEMBER, LLC (DE)
462. MCP MA PROPERTY REIT, LLC (DE)
463. MCP MAGNOLIA PARK MEMBER, LLC (DE)
464. MCP MAIN STREET VILLAGE, LLC (DE)
465. MCP MCFA ADDITIONAL PROCO 1, LLC (DE)
466. MCP MCFA ADDITIONAL PROCO 2, LLC (DE)
467. MCP MCFA ADDITIONAL PROCO 3, LLC (DE)
468. MCP MCFA ADDITIONAL PROCO 4, LLC (DE)

469. MCP MCFA ADDITIONAL PROCO 5, LLC (DE)
470. MCP MOUNTAIN TECHNOLOGY CENTER MEMBER TRS, LLC (DE)
471. MCP NORTHYARDS HOLDCO, LLC (DE)
472. MCP NORTHYARDS OWNER, LLC (DE)
473. MCP NORTHYARDS MASTER LESSEE, LLC (DE)
474. MCP ONE WESTSIDE, LLC (DE)
475. MCP ONYX, LLC (DE)
476. MCP OPTIMIST PARK MEMBER, LLC (DE)
477. MCP PARAGON POINT, LLC (DE)
478. MCP PLAZA AT LEGACY, LLC (DE)
479. MCP PROPERTY MANAGEMENT, LLC (DE)
480. MCP RANCHERO VILLAGE MHC MEMBER, LLC (DE)
481. MCP RAUSCH CREEK LOGISTICS CENTER MEMBER I, LLC (DE)
482. MCP RAUSCH CREEK LOGISTICS CENTER MEMBER II, LLC (DE)
483. MCP SEATTLE GATEWAY INDUSTRIAL I, LLC (DE)
484. MCP SEATTLE GATEWAY INDUSTRIAL II, LLC (DE)
485. MCP SEVENTH AND OSBORN RETAIL MEMBER, LLC (DE)
486. MCP SHAKOPEE, LLC (DE)
487. MCP SLEEPY HOLLOW MEMBER, LLC (DE)
488. MCP SOCAL INDUSTRIAL – ANAHEIM, LLC (DE)
489. MCP SOCAL INDUSTRIAL – BERNARDO, LLC (DE)
490. MCP SOCAL INDUSTRIAL – CONCOURSE, LLC (DE)
491. MCP SOCAL INDUSTRIAL – FULLERTON, LLC (DE)
492. MCP SOCAL INDUSTRIAL – KELLWOOD, LLC (DE)
493. MCP SOCAL INDUSTRIAL – LAX, LLC (DE)
494. MCP SOCAL INDUSTRIAL – LOKER, LLC (DE)
495. MCP SOCAL INDUSTRIAL – REDONDO, LLC (DE)
496. MCP SOCAL INDUSTRIAL – SPRINGDALE, LLC (DE)
497. MCP STATELINE, LLC (DE)
498. MCP THE PALMS AT DORAL, LLC (DE)
499. MCP TRIMBLE CAMPUS, LLC (DE)
500. MCP UNION ROW, LLC (DE)
501. MCP VALLEY BOULEVARD INDUSTRIAL MEMBER, LLC (DE)
502. MCP VALLEY FORGE, LLC (DE)
503. MCP VALLEY FORGE ONE LLC (DE)
504. MCP VALLEY FORGE OWNER, LLC (DE)
505. MCP VALLEY FORGE TWO, LLC (DE)
506. MCP VANCE JACKSON, LLC (DE)
507. MCP VINEYARD AVENUE MEMBER, LLC (DE)
508. MCP VOA HOLDINGS, LLC (DE)
509. MCP VOA I & III, LLC (DE)
510. MCP VOA II, LLC (DE)
511. MCP WEST BROAD MARKETPLACE, LLC (DE)

512. MCP WEST FORK, LLC (DE)
513. MCPF ACQUISITION, LLC (DE)
514. MCPF FOXBOROUGH, LLC (DE)
515. MCPF – NEEDHAM, LLC (DE)
516. MCPP MARBELLA MEMBER, LLC (DE)
517. MEC 83 HAPPY VALLEY MEMBER, LLC (DE)
518. MEC 7001 ARLINGTON, LLC (DE)
519. MEC BURLINGTON WOODS BLOCENTER, LLC (DE)
520. MEC CHAPEL HILLS EAST MEMBER, LLC (DE)
521. MEC FILLMORE CHERRY CREEK, LLC (DE)
522. MEC HERITAGE CREEKSIDE OWNER, LLC (DE)
523. MEC MA PROPERTY REIT, LLC (DE)
524. MEC PATRIOT PARK 5 LLC (DE)
525. MEC PROPERTY MANAGEMENT, LLC (DE)
526. MEC RIVARD ROAD MEMBER, LLC (DE)
527. MEC SALT LAKE CITY HOTEL OWNER, LLC (DE)
528. MEC SALT LAKE CITY TRS LESSEE, LLC (DE)
529. MEC WHITELAND LOGISTICS, LLC (DE)
530. METLIFE EMEKLILIK VE HAYAT A.S. (TURKEY)
531. METLIFE EMERGING MARKET DEBT BLEND FUND (INSURANCE RATED), L.P. (DE)
532. METLIFE, LIFE INSURANCE COMPANY (EGYPT)
533. METLIFE COMMERCIAL MORTGAGE INCOME FUND, LP (DE)
534. METLIFE COMMERCIAL MORTGAGE ORIGINATOR, LLC (DE)
535. METLIFE COMMERCIAL MORTGAGE REIT, LLC (DE)
536. METLIFE CORE PROPERTY FUND, LP (DE)
537. METLIFE CORE PROPERTY HOLDINGS, LLC (DE)
538. METLIFE CORE PROPERTY REIT, LLC (DE)
539. METLIFE CORE PROPERTY, TRS, LLC (DE)
540. METLIFE ENHANCED CORE PROPERTY FUND, LP (DE)
541. METLIFE ENHANCED CORE PROPERTY HOLDINGS, LLC (DE)
542. METLIFE ENHANCED CORE PROPERTY REIT, LLC (DE)
543. METLIFE ENHANCED CORE TRS, LLC (DE)
544. METLIFE INVESTMENT PRIVATE EQUITY PARTNERS, L.P. (DE)
545. METLIFE INVESTMENT PRIVATE EQUITY PARTNERS (FEEDER), L.P. (CAYMAN)
546. METLIFE INVESTMENT PRIVATE EQUITY PARTNERS GP, L.P. (DE)
547. METLIFE INVESTMENT PRIVATE EQUITY PARTNERS ULTIMATE GP, L.L.C. (DE)
548. METLIFE MIDDLE MARKET PRIVATE DEBT FUND, LP (DE)
549. METLIFE MIDDLE MARKET PRIVATE DEBT FUND II, LP (DE)
550. METLIFE STRATEGIC HOTEL DEBT FUND, LP (DE)
551. METLIFE STRATEGIC HOTEL ORIGINATOR, LLC (DE)
552. MOUNTAIN TECHNOLOGY CENTER A, LLC (DE)
553. MOUNTAIN TECHNOLOGY CENTER B, LLC (DE)
554. MOUNTAIN TECHNOLOGY CENTER C, LLC (DE)
555. MOUNTAIN TECHNOLOGY CENTER D, LLC (DE)
556. MOUNTAIN TECHNOLOGY CENTER E, LLC (DE)

557. MTC FUND I, LLC (DE)
558. MTC FUND II, LLC (DE)
559. MTC FUND III, LLC (DE)
560. PNB METLIFE INDIA INSURANCE COMPANY LIMITED (INDIA)
561. SINO-US UNITED METLIFE INSURANCE CO., LTD. (CHINA)
562. VINEYARD AVENUE INDUSTRIAL, LLC (DE)
563. VINEYARD AVENUE INDUSTRIAL VENTURE, LLC (DE)